                                                                    EXHIBIT 10.3

AMENDMENT TO AGREEMENT NO. 094-1 FOR PROVISION OF INTERNATIONAL SATELLITE SERVICES VIA THE MEXICAN SATELLITE SYSTEM EXECUTED BETWEEN SATELITES MEXICANOS, S.A. DE C.V. ("SATMEX"), REPRESENTED BY ING. LAURO ANDRES GONZALEZ MORENO, GENERAL DIRECTOR AND TELESPAN, INC. ("THE CUSTOMER"), REPRESENTED BY CHARLES RANDY POOLE, LEGAL REPRESENTATIVE IN ACCORDANCE WITH THE FOLLOWING BACKGROUND, RECITALS, AND CLAUSES:


                                  BACKGROUND

1. On April 28, 1998 SATMEX and the Customer executed Agreement No. 094-1 ("the Agreement") for the provision of International Satellite Services via the Mexican Satellite System.

1. In accordance with Paragraph One of the Agreement, SATMEX agreed to provide to the Customer international satellite services via the Mexican Satellite System by assigning uninterrupted space segment on C Band, transponders 8N and 10N, Region 2, Solidaridad 2 with a bandwidth of 10.225 MHz.

1. In accordance with Paragraph Eleven of the Agreement, the Customer agreed to pay SATMEX for the services in advance on a monthly basis a total of $51,696.10.

                                   RECITALS

1.   The parties hereby state:

 .1   That they ratify all Recitals stated in the Agreement.

 .1   That they hereby agree to the terms and conditions of this present
     Amendment.

After having made the above statements and recitals the Parties hereby agree to execute and adhere to the following:

                                    CLAUSES

FIRST.- The Parties agree to modify Paragraph One of the Agreement to state as follows:

           SATMEX agrees to provide the Customer international satellite services via the Mexican Satellite System by assigning uninterrupted space segment on C Band, transponders 10N, 11N and 12N Region 2 and 3, Solidaridad 2 with a total bandwidth of 22.00 MHz.

           The Parties agree that the capacity referred to above will be utilized by the Customer as follows:

           May 1, 1998 to October 31, 1999        10.225 MHz
           November 1, 1999 to March 31, 2000     15.00 MHz
           April 1, 2000 to April 30, 2001        22.00 MHz

SECOND.- The Parties agree in modifying the Paragraph Eleven of the Agreement as follows:

           The Customer shall pay SATMEX for the services in advance on a monthly basis a total of ************* in accordance with the following schedule:

           From May 1, 1998 to October 31, 1999 ********** monthly.

           From November 1, 1999 to March 31, 2000 ********** monthly.

           From April 1, 2000 to April 1, 2001 ********** monthly.

********** - Confidential treatment requested by registrant. Omitted material has been filed separately with the Commission.

SECOND.- The Parties agree in substituting Addendum 1 of the Agreement for Addendum 1 attached hereto and duly executed by the parties and shall form an integral part of this Amendment.

THIRD.- The term of this Amendment shall begin upon the date of execution and shall terminate in accordance with the term established in Paragraph Fourteen of the Agreement.

FOURTH.- The Parties agree that all other Paragraphs of the Agreement, Amendment 1, and Amendment 2 as well as all other Addenda shall prevail as agreed to.

FIFTH.- For everything relating to the fulfillment, contents, interpretation and scope of this Amendment as well as that not expressly stated herein, the Parties agree to submit to the established in the Civil Code of the Federal District and the jurisdiction and competence of the Federal Courts located in Mexico City waiving the right to any other jurisdiction future or present and for any reason whatsoever.

This Amendment is executed in duplicate with each party retaining an original in Mexico City on November 1, 1999.


          SATMEX                         CUSTOMER


ING. LAURO GONZALEZ MORENO          CHARLES RANDY POOLE
     GENERAL DIRECTOR               LEGAL REPRESENTATIVE

                             TECHNICAL ADDENDUM I


                              GENERAL INFORMATION


Customer:     TELESPAN, INC.
Address:      12500 NETWORK BOULEVARD, SUITE 407
City:         SAN ANTONIO TEXAS USA
Contract No.  094-I   Date: April 28, 1998          Term:    3 years
Legal Rep:    CHARLES RANDY POOLE

                          TECHNICAL INFORMATION OF ASSIGNED CAPACITY

Type of Network: POINT TO POINT   Bandwidth:
                                        May 1, 1998-October 31, 1999      10.225 MHz
                                        November 1, 1999-March 31, 2000   15.00 MHz
                                        April 1, 2000-April 30, 2001      22.00 MHz

Type:                     PRIVATE NETWORK
Satellite: SOLIDARIDAD 2            Band: C      Service Category: Uninterrupted
Orbital Position: 113 (degrees) 0"  Transponder: 10N, 11N and 12N
Region:           R2 and 3              Polarization: H/V  Connectivity: R2/R2
Teleport:                 SAN ANTONIO, TEXAS


                                    TARIFF

AGREEMENT TERM:                 TOTAL AGREEMENT ************* USD
THREE YEARS
                                MONTHLY RECURRING:

                                May 1, 1998-October 31, 1999      **********
                                November 1, 1999-March 31, 2000   **********
                                April 1, 2000-April 30, 2001      **********

Commencement Date: May 1, 1998  Termination Date: April 30, 2001

Mexico, D.F. November 1, 1999


          SATMEX                         THE CUSTOMER


     ING. LAURO ANDRES GONZALEZ MORENO      CHARLES RANDY POOLE
            PRESIDENT                           PRESIDENT

********** - Confidential treatment requested by registrant. Omitted material has been filed separately with the Commission.